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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549


                                   FORM 8-K/A

                                 Amendment No. 2

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 31, 1996


                           FLORIDA GAMING CORPORATION
               (Exact name of registrant as specified in charter)


         Delaware                0-9099                  59-1670533
        (State or other          (Commission             (IRS Employer
        jurisdiction of          File Number)            Identification
        incorporation)                                   No.)


        1750 South Kings Highway
        Fort Pierce, Florida                                  34945
        (Address of principal executive offices)          (Zip code)


       Registrant's telephone number, including area code: (407) 464-7500


                             3500 N.W. 37th Avenue
                              Miami, Florida 33142
                         (Former name or former address,
                         if changed since last report.)


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     The Registrant hereby amends its Current Report on Form 8-K dated
December 31, 1996 to set forth Item 5 below and amend its Item 7 to read in its entirety as set forth below:

Item 5.    Other Events.

Reporting of Certain Financial Information.

     In connection with the consummation of the acquisition of the tangible and intangible properties and assets owned by WJA Realty Limited Partnership (World Jai-Alai) ("WJA") and in accordance with Rule 3-05 of Regulation S-X, the Registrant is filing herewith certain historical and pro forma financial information relating to such consummated acquisition. In addition, the Registrant is filing herewith audited consolidated financial statements for the Registrant's years ended December 31, 1996 and 1995. Such financial information is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. The following financial statements of the Registrant are included in Exhibit 99.1:

          Report of Independent Auditors.

          Balance Sheets as of December 31, 1996 and 1995.

          Statements of Operations for the years ended December 31, 1996 and 1995.

          Statements of Stockholders' Equity for the two years ended December 31, 1996.

          Statements of Cash Flows for the years ended December 31, 1996 and 1995.

          Notes to Financial Statements.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
          The following historical financial statement of WJA required by this
          Item 7(a) are attached hereto as Exhibit 99.2 and incorporated herein by reference:

          Report of Independent Auditors.

          WJA Realty Limited Partnership
               Balance Sheet as of December 31, 1996 and 1995.

          WJA Realty Limited Partnership
               Statements of Operations for the years ended
               December 31, 1996 and 1995.

          WJA Realty Limited Partnership
               Statements of Partners' Deficit for the years ended December 31, 1996 and 1995.

          WJA Realty Limited Partnership
               Statements of Cash Flows for the years ended
               December 31, 1996 and 1995.

          WJA Realty Limited Partnership
               Notes to Financial Statements as of
               December 31, 1996 and 1995.

     (b)  PRO FORMA FINANCIAL INFORMATION.

     The following pro forma financial information required by this Item 7(b) is attached hereto as Exhibit 99.3 and incorporated herein by reference:

          Florida Gaming Corporation Pro Forma Consolidating
               Balance Sheet as of December 31, 1996 (unaudited).

          Florida Gaming Corporation Pro Forma Consolidating
               Statements of Operations for the years ended
               December 31, 1996 and 1995 (unaudited).

          Florida Gaming Corporation
               Notes to Pro Forma Consolidating Financial
               Statement (unaudited).

     (c)  Exhibits.

          Exhibit 2.1 -- Assets Purchase Agreement dated as of November 20, 1996 between the Registrant, Florida Gaming Centers, Inc., and WJA Realty Limited Partnership (World Jai-Alai), as incorporated by reference to
          Exhibit 10.1 of the Registrant's Current Report on Form 8-K dated November 25, 1996 [File No. 0-9099]. Omitted from this Exhibit, as filed, are the schedules and annexes as referenced in the Agreement. The Registrant will furnish supplementally a copy of any such schedules and annexes to the Commission upon request.

          Exhibit 10.1 -- Totalisator Services Agreement dated November 11, 1993 between Autotote Systems, Inc. and W.J.A. Realty Limited Partnership, D.B.A. Miami Jai Alai. (previously filed).

          Exhibit 10.2 -- Consulting and Noncompetition Agreement dated December 31, 1996 by and among Florida Gaming Centers, Inc. and Richard P. Donovan. (previously filed).

          Exhibit 10.3 -- Consulting and Noncompetition Agreement dated December 31, 1996 by and among Florida Gaming Centers, Inc. and Roger M. Wheeler, Jr. (previously filed).

          Exhibit 10.4 -- Credit Line Agreement dated October 1, 1996 from Freedom Financial Corporation to Florida Gaming Corporation. (previously filed).

          Exhibit 10.5 -- Mortgage dated December 31, 1996 by Florida Gaming Corporation and Florida Gaming Centers, Inc. to Bank of Oklahoma, N.A. (previously filed).

          Exhibit 10.6 -- Promissory Note dated September 12, 1996 from Florida Gaming Corporation to Bank of Oklahoma, N.A. (previously filed).

          Exhibit 10.7 -- Promissory Note dated October 1, 1990 from WJA Realty Limited Partnership to Wheeler-Phoenix, Inc. (previously filed).

          23.1  Consent of King & Company, PSC

          23.2  Consent of McKean, Paul, Chrycy, Fletcher & Co

          27.   Financial Data Schedule (for SEC use only)

          99.1 Financial Statements of the Registrant listed at Item 5 of this Report

          99.2  Financial Statements of WJA listed at Item 7(a) of this Report

          99.3  Pro forma financial information of the Registrant listed at
                Item 7(b) of this Report



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                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              FLORIDA GAMING CORPORATION



                              By /s/ Timothy L. Hensley

                              Timothy L. Hensley
                              Executive Vice President,
                              Treasurer
                              and Chief Financial Officer

                          Date: March 17, 1997